                                                   Filed pursuant to Rule 497(b)
                                                      Registration No. 333-85038

                                 LIBERTY FUNDS
                                STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia Management's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.

     This special meeting will be held at Columbia Management's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     If you have any questions regarding the combined Prospectus/Proxy Statement, please call Georgeson at 866-274-6822.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President
Liberty Funds
Stein Roe Mutual Funds

May 13, 2002
SHM-60/419J-0402

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                             LIBERTY FUNDS TRUST IV
                       LIBERTY HIGH YIELD MUNICIPAL FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty High Yield Municipal Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the parent of the Liberty High Yield Municipal Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty High Yield Municipal Fund to, and the assumption of all of the liabilities of the Liberty High Yield Municipal Fund by, the Stein Roe High-Yield Municipals Fund in exchange for shares of the Stein Roe High-Yield Municipals Fund and the distribution of such shares to the shareholders of the Liberty High Yield Municipal Fund in complete liquidation of the Liberty High Yield Municipal Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary

May 13, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY HIGH YIELD MUNICIPAL FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                                  MAY 13, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       LIBERTY HIGH YIELD MUNICIPAL FUND
                           c/o Liberty Funds Trust IV
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                      STEIN ROE HIGH-YIELD MUNICIPALS FUND
                  c/o Liberty-Stein Roe Funds Municipal Trust
                              One Financial Center
                          Boston, Massachusetts 02111

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Liberty High Yield Municipal
            Fund by the Stein Roe High-Yield Municipals
            Fund............................................    9
  The Proposal..............................................    9
  Principal Investment Risks................................    9
  Information about the Acquisition.........................    9
GENERAL.....................................................   16
  Voting Information........................................   16
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of June 30, 2001 -- Stein Roe High-Yield
              Municipals Fund...............................  D-1
Appendix E -- Financial Highlights of the Stein Roe
  High-Yield Municipals Fund................................  E-1
Appendix F -- Information Applicable to Stein Roe High-Yield
              Municipals Fund Class B and Class C Shares....  F-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty High Yield Municipal Fund (the "Liberty Municipal Fund") by the Stein Roe High-Yield Municipals Fund (the "Stein Roe Municipal Fund," and together with the Liberty Municipal Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Liberty Municipal Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Liberty Municipal Fund by the Stein Roe Municipal Fund. If the Acquisition occurs, you will become a shareholder of the Stein Roe Municipal Fund. The Stein Roe Municipal Fund seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Liberty Municipal Fund and the Acquisition occurs, the Liberty Municipal Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipal Fund in exchange for shares of the same class of the Stein Roe Municipal Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Liberty Municipal Fund will be distributed pro rata to its shareholders of the same class. After the Acquisition, the Stein Roe Municipal Fund expects to change its name to "Liberty High-Yield Municipal Fund."

     Please review the enclosed Prospectus of the Stein Roe Municipal Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectus of the Liberty Municipal Fund dated April 1, 2002.

     - The Statement of Additional Information of the Liberty Municipal Fund dated April 1, 2002.

     - Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Liberty Municipal Fund dated November 30, 2001.

     - The Statement of Additional Information of the Stein Roe Municipal Fund dated May 13, 2002, relating to the Acquisition.

     The Liberty Municipal Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Liberty Municipal Fund and Stein Roe Municipal Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Liberty Funds Trust IV ("Trust IV"), who are also the Trustees of the Liberty-Stein Roe Funds Municipal Trust (the "Municipal Trust") (each a "Trust" and together, the "Trusts"), are recommending that the Stein Roe Municipal Fund acquire the Liberty Municipal Fund. This means that the Stein Roe Municipal Fund would acquire all of the assets and liabilities of the Liberty Municipal Fund in exchange for shares of the Stein Roe Municipal Fund. If the Acquisition is approved, you will receive shares of the Stein Roe Municipal Fund with an aggregate net asset value equal to the aggregate net asset value of your Liberty Municipal Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around July 15, 2002.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of Trust IV recommend approval of the Acquisition because it offers shareholders of the Liberty Municipal Fund an investment in a larger fund (allowing more efficient operation) with generally similar investment goals and strategies and reduced operating expenses as a percentage of fund assets. In reviewing the Acquisition, the Trustees also considered:

- that Liberty Municipal Fund shareholders will move into a fund with better long-term performance as of December 31, 2001; and

- that the Acquisition is expected to be tax-free for shareholders of the Liberty Municipal Fund who choose to remain shareholders of the Stein Roe Municipal Fund.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE LIBERTY MUNICIPAL FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPAL FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY MUNICIPAL FUND, THERE MAY BE A SLIGHT DIFFERENCE IN THE INVESTMENT FOCUS OF THE COMBINED FUND. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Liberty Municipal Fund and the Stein Roe Municipal Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Stein Roe Municipal Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Liberty Municipal Fund for its last fiscal year (ended November 30, 2001) and for the Stein Roe Municipal Fund for its last fiscal year (ended June 30, 2001) (for Class B and Class C shares of the Stein Roe Municipal Fund, expenses are estimates based on the expenses of Class A shares of such Fund for its last fiscal year) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).

Shareholders of the Liberty Municipal Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                     LIBERTY MUNICIPAL FUND(1)          STEIN ROE MUNICIPAL FUND(1)
                                     -------------------------          ---------------------------
                                   CLASS A    CLASS B    CLASS C    CLASS A    CLASS B(2)    CLASS C(2)
Maximum sales charge (load) on
purchases (%) (as a percentage of
the offering price)                 4.75       0.00       0.00       4.75         0.00          0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) on redemptions (%) (as a
percentage of the lesser of
purchase price or redemption
price)                              1.00(3)    5.00       1.00       1.00(3)      5.00          1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount redeemed, if
applicable)                         (4)        (4)        (4)        (4)         (4)           (4)

---------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2)The Stein Roe Municipal Fund is offering new classes of shares, Class B shares and Class C shares, in connection with the Acquisition. Fees shown will not be affected by the Acquisition.

(3) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                               LIBERTY MUNICIPAL FUND
                                                               ----------------------
                                                            CLASS A    CLASS B    CLASS C
Management fee (%)                                           0.57       0.57         0.57
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(5)(%)                  0.20       0.95         0.95(6)
-----------------------------------------------------------------------------------------
Other expenses (%)                                           0.38       0.38         0.38
-----------------------------------------------------------------------------------------
Total annual fund operating expenses(%)                      1.15       1.90         1.90(6)

                                                                      STEIN ROE
                                                                  MUNICIPAL FUND(7)
                                                                  -----------------
                                                            CLASS A    CLASS B    CLASS C
Management fee(8)(%)                                         0.56       0.56         0.56
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(5)(9)(%)               0.35       1.00         1.00
-----------------------------------------------------------------------------------------
Other expenses(10)(%)                                        0.25       0.25         0.25
-----------------------------------------------------------------------------------------
Total annual fund operating expenses(9)(%)                   1.16       1.81         1.81

                                                              STEIN ROE MUNICIPAL FUND
                                                              (PRO FORMA COMBINED)(11)
                                                              ------------------------
                                                            CLASS A    CLASS B    CLASS C
Management fee (%)                                           0.54       0.54         0.54
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(5)(9)(%)               0.20       0.95         0.95
-----------------------------------------------------------------------------------------
Other expenses (%)                                           0.29       0.29         0.29
-----------------------------------------------------------------------------------------
Total annual fund operating expenses(9)(%)                   1.03       1.78         1.78

---------------
 (5) The Liberty Municipal Fund and the Stein Roe Municipal Fund have adopted plans under Rule 12b-1 that permit them to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.20% for Class A, B and C shares of the Liberty Municipal Fund and 0.25% for Class A, B and C shares of the Stein Roe Municipal Fund. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares of each Fund and 0.10% for Class A shares of the Stein Roe Municipal Fund. The Stein Roe Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares before the Acquisition. If this waiver were reflected in the Stein Roe Municipal Fund's table, the 12b-1 fee for Class A shares would be 0.25% and the total annual fund operating expenses would be 1.06%. This arrangement may be modified or terminated by the distributor at any time. If the Acquisition occurs, the annual service fee for Class A, B and C shares of the Stein Roe Municipal Fund will be reduced to 0.20%, and the distribution fee for Class A shares of the Stein Roe Municipal Fund will be eliminated. There is no annual distribution fee for Class A shares of the Liberty Municipal Fund. Distribution and service fees are paid out of the assets attributable to these classes.

 (6) The Liberty Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.80% and the total fund operating expenses for Class C shares would be 1.75%. This arrangement may be modified or terminated by the distributor at any time.

 (7) The Stein Roe Municipal Fund currently pursues its investment program by investing all of its assets in another investment company, the SR&F High-Yield Municipal Portfolio (the "Master Fund"). Annual fund operating expenses consist of expenses of the Stein Roe Municipal Fund plus the Stein Roe Municipal Fund's share of the expenses of the Master Fund. The expenses of the Stein Roe Municipal Fund include management fees and administration costs such as furnishing the Stein Roe Municipal Fund with offices and providing tax and compliance services.

 (8)The Stein Roe Municipal Fund paid an administration fee of 0.13% and the Master Fund paid a management fee of 0.43%.

 (9)The Stein Roe Municipal Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the Stein Roe Municipal Fund's and Stein Roe Municipal Fund pro forma table, the 12b-1 fee for Class C shares would be 0.85% and 0.80%, respectively, and the total annual fund operating expenses for Class C shares would be 1.66% and 1.63%, respectively. This arrangement may be modified or terminated by the distributor at any time.

(10) "Other expenses" for Class B and Class C shares of the Stein Roe Municipal Fund are estimated based on the actual expenses of Class A shares of the Stein Roe Municipal Fund for the current fiscal year.

(11) As noted, pro forma expenses are based on net assets as of December 31, 2001. Although the contractual management and administrative fee rates have not changed, the changes in assets between June 30, 2001, and December 31, 2001, had the effect of decreasing management fees as a percentage of net assets.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Liberty Municipal Fund or the Stein Roe Municipal Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

     - Class B shares convert to Class A shares after eight years

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY MUNICIPAL FUND
Class A                                                    $587      $823      $1,078      $1,806
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           193       597       1,026       2,027
         sold all your shares at end of period              693       897       1,226       2,027
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           193       597       1,026       2,222
         sold all your shares at end of period              293       597       1,026       2,222
--------------------------------------------------------------------------------------------------
STEIN ROE MUNICIPAL FUND
Class A                                                    $588      $826      $1,083       1,817
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           184       569         980       1,956
         sold all your shares at end of period              684       869       1,180       1,956
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           184       569         980       2,127
         sold all your shares at end of period              284       569         980       2,127
--------------------------------------------------------------------------------------------------
STEIN ROE MUNICIPAL FUND
(pro forma combined)
Class A                                                    $575      $787      $1,017      $1,675
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           181       560         964       1,897
         sold all your shares at end of period              681       860       1,164       1,897
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           181       560         964       2,095
         sold all your shares at end of period              281       560         964       2,095

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Liberty Municipal Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Municipal Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE LIBERTY MUNICIPAL FUND AND THE STEIN ROE MUNICIPAL FUND COMPARE?

This table shows the investment goals and certain investment strategies of each
Fund:

-------------------------------------------------------------------------------
            LIBERTY MUNICIPAL FUND               STEIN ROE MUNICIPAL FUND
-------------------------------------------------------------------------------
     INVESTMENT GOALS: The Liberty         INVESTMENT GOALS: The Stein Roe
     Municipal Fund seeks a high level of  Municipal Fund seeks a high level of
     after-tax total return by pursuing    total return consisting of current
     current income exempt from ordinary   income exempt from federal income
     federal income tax and opportunities  tax and opportunities for capital
     for long-term appreciation.           appreciation.
-------------------------------------------------------------------------------
     INVESTMENT STRATEGIES:                INVESTMENT STRATEGIES:
     The Liberty Municipal Fund seeks to   The Stein Roe Municipal Fund seeks
     achieve its goals as follows:         to achieve its goals by investing
                                           all of its assets in another
                                           investment company, the SR&F
                                           High-Yield Municipal Portfolio (the
                                           "Master Fund"). The Master Fund
                                           seeks to achieve its goals as
                                           follows:
     - The Fund invests at least 80% of    - The Master Fund invests at least
     its net assets (plus any borrowings   80% of its net assets (plus any
       for investment purposes) in           borrowings for investment
       relatively high-yielding              purposes) in relatively
       securities, including medium-or       high-yielding securities,
       lower-rated securities (or unrated    including medium- or lower-rated
       securities of comparable quality),    securities (or unrated securities
       and other securities that have the    of comparable quality), and other
       potential for high yield, such as     securities that have the potential
       inverse floating rate obligations.    for high yield, such as inverse
                                             floating rate obligations.
     - The Fund invests at least 80% of
     its total assets in tax-exempt        - The Master Fund invests its assets
       securities. The Fund may invest up  so that at least 80% of the Fund's
       to 20% of its total assets in         gross income will be exempt from
       high-quality taxable money market     federal income tax.
       instruments.
                                           - The Master Fund may invest 25% or
     - The Fund may invest all of its        more of its assets in industrial
     assets in bonds subject to the          development bonds or participation
       alternative minimum tax.              interests in those bonds.
     - The Fund may enter into a number    - The Master Fund may invest all of
     of hedging techniques such as         its assets in bonds subject to the
       futures and options to gain or        alternative minimum tax.
       reduce exposure to particular
       securities or markets.              - The Master Fund seeks capital
                                             appreciation by purchasing bonds
                                             that increase in market value. In
                                             addition, to a limited extent, the
                                             Fund may seek capital appreciation
                                             by using hedging techniques such
                                             as futures and options.
-------------------------------------------------------------------------------

The following compares and contrasts certain investment strategies that each Fund uses to achieve its investment goals and the other investment policies to which each Fund is subject:

     - Both Funds invest at least 80% of their assets in tax-exempt securities and both may invest up to 20% of their assets in high-quality taxable money market instruments. Both Funds may invest their assets in bonds, the income from which is subject to the alternative minimum tax. In addition, both Funds invest in lower-rated tax-exempt bonds, commonly referred to as "junk bonds."

     - The Stein Roe Municipal Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Liberty Municipal Fund by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Liberty Municipal Fund. Under these non-fundamental policies, the Stein Roe Municipal Fund may not (1) invest for the purpose of exercising control, (2) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors or trustees of the Municipal Trust, (3) purchase shares of other open-end investment companies, except in the context of a merger, consolidation, acquisition or reorganization, (4) invest more than 5% of its net assets in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, (5) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of the Fund's net assets or
       (6) write an option on a security.

Except as noted above, the investment policies of the Liberty Municipal Fund and the Stein Roe Municipal Fund are substantially similar. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

The Stein Roe Municipal Fund currently pursues its investment program by investing all of its assets in the Master Fund. The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and has investment goals identical to those of the Stein Roe Municipal Fund. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the Stein Roe Municipal Fund held the entire interest in the Master Fund. Regardless of whether the Proposal is approved, prior to the time the Acquisition is scheduled to occur, the Master Fund is expected to distribute all of its assets to the Stein Roe Municipal Fund in exchange for its interest in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, the Stein Roe Municipal Fund will cease to operate under a "master-feeder" structure.

5. WHAT CLASS OF STEIN ROE MUNICIPAL FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive the same class of shares that you currently own in the Liberty Municipal Fund. The shares will have the same exchange rights, will bear the same contingent deferred sales charges ("CDSCs") upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

Please see Appendix F for more information regarding Class B and Class C shares of the Stein Roe Municipal Fund.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Liberty Municipal Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Liberty Municipal Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Liberty Municipal Fund shares are expected to carry over to your new shares in the Stein Roe Municipal Fund.

        PROPOSAL -- ACQUISITION OF THE LIBERTY HIGH YIELD MUNICIPAL FUND
                  BY THE STEIN ROE HIGH-YIELD MUNICIPALS FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated April 25, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Liberty Municipal Fund by the Stein Roe Municipal Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

 What are the principal investment risks of the Stein Roe Municipal Fund, and how do they compare with those of the Liberty Municipal Fund?

     The Stein Roe Municipal Fund is subject to market risk, management risk, interest rate risk and the risks associated with investing in lower-rated debt securities (commonly referred to as "junk bonds"), tax-exempt bonds and inverse floating rate obligations, which are the same risks to which the Liberty Municipal Fund is subject. The principal risks associated with each Fund are generally similar because the Funds have generally similar goals and strategies. For more information about the principal investment risks of the Stein Roe Municipal Fund, please see the enclosed Prospectus of the Stein Roe Municipal Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     SHAREHOLDERS OF THE LIBERTY MUNICIPAL FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPAL FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY MUNICIPAL FUND, THERE MAY BE A SLIGHT DIFFERENCE IN THE INVESTMENT FOCUS OF THE COMBINED FUND. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of the Liberty Municipal Fund, the Acquisition is expected to occur on or around July 15, 2002, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

     - The Liberty Municipal Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipal Fund in exchange for shares of the same class of the Stein Roe Municipal Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on July 12, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     - The shares of each class of the Stein Roe Municipal Fund received by the Liberty Municipal Fund will be distributed to the shareholders of the same class of the Liberty Municipal Fund pro rata in accordance with their percentage ownership of such class of the Liberty Municipal Fund in full liquidation of the Liberty Municipal Fund.

     - After the Acquisition, the Liberty Municipal Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Liberty Municipal Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Trust IV and the Municipal Trust.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust IV to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in the Stein Roe Municipal Fund of the same class as the shares that you currently own in the Liberty Municipal Fund. Please see Appendix F for more information on Class B and C shares of the Stein Roe Municipal Fund. In comparison to the shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption and/or the conversion date of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Liberty Municipal Fund shares.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Municipal Fund of the Municipal Trust.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of Trust IV, who are also the Trustees of the Municipal Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the Liberty Municipal Fund to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with investment goals and strategies generally similar to those of the Liberty Municipal Fund and lower operating expenses as a percentage of fund assets (based on estimated expense ratios as of December 31, 2001).

     - The Acquisition is intended to permit the Liberty Municipal Fund's shareholders to exchange their investment for an investment in the Stein Roe Municipal Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Liberty Municipal Fund shareholder were to redeem his or her shares to invest in another fund, like the Stein Roe Municipal Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Liberty Municipal Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Municipal Fund shares at net asset value (subject to any applicable
       CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Liberty Municipal Fund who do not want to become shareholders of the Stein Roe Municipal Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Liberty Municipal Fund prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Municipal Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the life-of-the-fund period ending December 31, 2001, for the oldest class of shares of the Liberty Municipal Fund (Class B shares) and for the 10-year period ending December 31, 2001, for the oldest class of shares of the Stein Roe Municipal Fund (Class S shares). They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class B shares bear higher expenses than Class S shares; if Class S shares had been subject to 12b-1 fees (like Class B shares) the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                             LIBERTY MUNICIPAL FUND
[BAR CHART]

                                                                        LIBERTY MUNICIPAL FUND
                                                                        ----------------------
1993                                                                              8.60
1994                                                                             -3.42
1995                                                                             16.03
1996                                                                              3.72
1997                                                                              9.16
1998                                                                              5.80
1999                                                                             -6.84
2000                                                                              5.80
2001                                                                              4.79

The Fund's year-to-date total return through March 31, 2002, was 0.58%.
For period shown in bar chart:
Best quarter: 1st quarter 1995, +5.97%
Worst quarter: 1st quarter 1994, -3.65%

                            STEIN ROE MUNICIPAL FUND
[BAR CHART]

                                                                       STEIN ROE MUNICIPAL FUND
                                                                       ------------------------
1992                                                                              5.35
1993                                                                             10.64
1994                                                                             -4.03
1995                                                                             17.72
1996                                                                              4.48
1997                                                                              9.53
1998                                                                              5.28
1999                                                                             -2.14
2000                                                                              7.15
2001                                                                              5.05

The Fund's year-to-date total return through March 31, 2002, was 0.73%.
For period shown in bar chart:
Best quarter: 1st quarter 1995, +7.00%
Worst quarter: 1st quarter 1994, -5.11%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A, B and C shares of the Liberty Municipal Fund and for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A and S shares of the Stein Roe Municipal Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIBERTY MUNICIPAL FUND(12) (13)

                                                INCEPTION DATE    1 YEAR    5 YEARS    LIFE OF THE FUND
Class A (%)                                       9/1/94
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                              0.56      3.35            4.96
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                              0.56      3.35            4.96
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale
     of Fund Shares                                                2.63      3.80            5.15
-------------------------------------------------------------------------------------------------------
Class B (%)                                       6/8/92
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                             -0.19      3.26            4.89
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                             -0.19      3.26            4.89
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale
     of Fund Shares                                                1.98      3.61            5.03
-------------------------------------------------------------------------------------------------------
Class C (%)                                       8/1/97
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                              3.95      3.73            4.96
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                              3.95      3.73            4.96
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale
     of Fund Shares                                                4.56      4.04            5.10
-------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                    N/A             5.13      5.98        6.67(14)
-------------------------------------------------------------------------------------------------------
Lipper Average (%)                                 N/A             4.95      3.77        5.18(14)

---------------
(12) The Liberty Municipal Fund's returns are compared to the Lehman Brothers Municipal Bond Index (the "Lehman Municipal Bond Index"). The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Yield Municipal Debt Funds Category Average (the "Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Liberty Municipal Fund. Sales charges are not reflected in the Lipper Average.

(13) Class A and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class B share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class B shares and the newer classes of shares. If differences in expenses were reflected, the returns for Class A shares for periods prior to their inception would be higher and the returns for Class C shares for periods prior to their inception would be unchanged.

(14) Index performance information is from May 31, 1992.

STEIN ROE MUNICIPAL FUND(15) (16)

                                                   INCEPTION DATE    1 YEAR    5 YEARS      10 YEARS
Class A (%)                                           8/1/00
------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                 0.08      3.85          5.21
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                 0.08      3.85          5.09
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
     Fund Shares                                                      2.28      4.18          5.24
------------------------------------------------------------------------------------------------------
Class S (%)                                           3/5/84
  Return Before Taxes                                                 5.05      4.90          5.74
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                                 5.05      4.90          5.62
------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
     Fund Shares                                                      5.53      5.08          5.72
------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                                       5.13      5.98          6.63

---------------
(15) The Stein Roe Municipal Fund's returns are compared to the Lehman Municipal Bond Index. The Lehman Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(16) The Stein Roe Municipal Fund's Class A performance information includes returns of the Fund's Class S shares (the oldest existing Fund class) for periods prior to their inception. Class S returns are not restated to reflect any differences in expenses (such as 12b-1 fees) or sales charges between Class S shares and Class A shares. If differences in expenses were reflected, the returns for periods prior to inception of Class A shares would be lower, since Class A shares are subject to 12b-1 fees and sales charges.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Liberty Municipal Fund and the Stein Roe Municipal Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Liberty Municipal Fund or the shareholders of the Liberty Municipal Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Stein Roe Municipal Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Liberty Municipal Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Stein Roe Municipal Fund shares you receive will include the holding period for your Liberty Municipal Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Municipal Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Stein Roe Municipal Fund's tax basis in the assets that the Stein Roe Municipal Fund receives from the Liberty Municipal Fund will be the same as the Liberty Municipal Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Stein Roe Municipal Fund's holding period in such assets will include the Liberty Municipal Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Liberty Municipal Fund will, and the Stein Roe Municipal Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

     A substantial portion of the portfolio assets of the Liberty Municipal Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Liberty Municipal Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Liberty Municipal Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     The Stein Roe Municipal Fund's ability to carry forward the pre-Acquisition losses of the Liberty Municipal Fund (equal to approximately $15 million as of March 31, 2002) and use them to offset future gains of the Stein Roe Municipal Fund will be limited. In certain circumstances, former shareholders of the Liberty Municipal Fund may pay more taxes, or pay taxes sooner, than they would if such Acquisition did not occur.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF TRUST IV UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization dated April 25, 2002, among Trust IV on behalf of the Liberty Municipal Fund, the Municipal Trust on behalf of the Stein Roe Municipal Fund and Columbia will require the affirmative vote of a majority of the shares of the Liberty Municipal Fund voted. A vote of the shareholders of the Stein Roe Municipal Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

     The Trustees of Trust IV are soliciting proxies from the shareholders of the Liberty Municipal Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about May 13, 2002.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Liberty Municipal Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $5,200.

  Voting Process.  You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. Shareholders of the Liberty Municipal Fund are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund are approximately $49,949 and $26,911, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Liberty Municipal Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Liberty Municipal Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Liberty Municipal Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Liberty Municipal Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisors' and Underwriter's Addresses. The address of the Liberty Municipal Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Stein Roe Municipal Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the Liberty Municipal Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the Liberty Municipal Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Liberty Municipal Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Liberty Municipal Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Liberty Municipal Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither Trust IV nor the Municipal Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of Trust IV or the Municipal Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 25, 2002, is by and among Liberty Funds Trust IV (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated August 29, 1978, as amended, on behalf of the Liberty High Yield Municipal Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Municipal Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 6, 1987, as amended, on behalf of the Stein Roe High-Yield Municipals Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on July 15, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe High-Yield Municipals Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended November 30, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since November 30, 2001;

        (g) Since November 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of November 30, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares,* each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

---------------

* Class S shares of the Acquiring Fund will be redesignated as Class Z shares on the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after November 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after November 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
   ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Trust, on behalf of the Acquired Fund, and fifty percent (50%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and fifty percent (50%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary or to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
    NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST IV
                                          on behalf of Liberty High-Yield
                                          Municipal Fund

                                          By: /s/ J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name: J. Kevin Connaughton
                                          Title:  Treasurer

ATTEST:

/s/ RUSSELL L. KANE
---------------------------------------------------------
Name: Russell L. Kane
Title:  Assistant Secretary

                                          LIBERTY-STEIN ROE FUNDS MUNICIPAL
                                          TRUST
                                          on behalf of Stein Roe High-Yield
                                          Municipals Fund

                                          By: /s/ J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name: J. Kevin Connaughton
                                          Title:  Treasurer

ATTEST:

/s/ RUSSELL L. KANE
---------------------------------------------------------
Name: Russell L. Kane
Title:  Assistant Secretary

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By: /s/ KEITH T. BANKS
                                            ------------------------------------
                                          Name: Keith T. Banks
                                          Title:  President

ATTEST:

/s/ ROBERT J. FITZPATRICK
---------------------------------------------------------
Name: Robert J. Fitzpatrick
Title:  Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE LIBERTY MUNICIPAL FUND

     For each class of the Liberty Municipal Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                         NUMBER OF SHARES
                                                         OUTSTANDING AND
FUND                                             CLASS   ENTITLED TO VOTE
----                                             -----   ----------------
LIBERTY MUNICIPAL FUND.........................    A      8,329,650.6050
                                                   B      6,444,505.7490
                                                   C        518,411.0820

OWNERSHIP OF SHARES

     As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                 NUMBER OF       PERCENTAGE OF
                                                                OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS   SHARES OF CLASS
FUND AND CLASS            NAME AND ADDRESS OF SHAREHOLDER          OWNED             OWNED
--------------            -------------------------------     ---------------   ---------------
LIBERTY MUNICIPAL FUND
CLASS A................  Merrill Lynch Pierce Fenner &          442,343.5690          5.31%
                         Smith
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Administration #970X8
                         4800 Deer Lake Dr. E 2(nd) Floor
                         Jacksonville, FL 32246-6484

CLASS B................  Merrill Lynch Pierce Fenner &          444,961.1710          6.90%
                         Smith
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Administration #97RF5
                         4800 Deer Lake Dr. E 2(nd) Floor
                         Jacksonville, FL 32246-6484

CLASS C................  Donaldson Lufkin Jenrette               53,676.8800         10.35%
                         Securities Corporation, Inc.
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052

                         Merrill Lynch Pierce Fenner &           74,057.9430         14.29%
                         Smith
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Administration #97RE4
                         4800 Deer Lake Dr. E 2(nd) Floor
                         Jacksonville, FL 32246-6484

                         Paine Webber                            46,508.1400          8.97%
                         For the Benefit of Sherman H.
                         Norton
                         c/o Norton Drilling
                         4514 Englewood
                         Lubbock, TX 79414-1227

                                                                 NUMBER OF       PERCENTAGE OF
                                                                OUTSTANDING       OUTSTANDING
                                                              SHARES OF CLASS   SHARES OF CLASS
FUND AND CLASS            NAME AND ADDRESS OF SHAREHOLDER          OWNED             OWNED
--------------            -------------------------------     ---------------   ---------------
STEIN ROE MUNICIPAL FUND

CLASS A................  FIM Funding Inc.                            98.8280        100.00%
                         c/o Liberty Funds Group
                         Mail Stop: MA DE 11513G
                         Attn: Finance Dept.
                         One Financial Center
                         Boston, MA 02111-2621

CLASS S................  Charles Schwab & Co. Inc.            2,459,134.8170         12.98%
                         Special Custody Account for
                         the Exclusive Benefit of Customers
                         Attn: Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104-4122

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Stein Roe Municipal Fund upon consummation of the Acquisition:

                                                                           PERCENTAGE OF
                                                                       OUTSTANDING SHARES OF
                                                                         CLASS OWNED UPON
                                                                          CONSUMMATION OF
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER             ACQUISITION
--------------                  -------------------------------        ---------------------
LIBERTY MUNICIPAL FUND
CLASS A....................  Merrill Lynch Pierce Fenner & Smith                5.31%
                             For the Sole Benefit of its Customers
                             Attn: Fund Administration #970X8
                             4800 Deer Lake Dr. E 2nd Floor
                             Jacksonville, FL 32246-6484

CLASS B....................  Merrill Lynch Pierce Fenner & Smith                6.90%
                             For the Sole Benefit of its Customers
                             Attn: Fund Administration #97RF5
                             4800 Deer Lake Dr. E 2nd Floor
                             Jacksonville, FL 32246-6484

CLASS C....................  Donaldson Lufkin Jenrette                         10.35%
                             Securities Corporation, Inc.
                             P.O. Box 2052
                             Jersey City, NJ 07303-2052

                             Merrill Lynch Pierce Fenner & Smith               14.29%
                             For the Sole Benefit of its Customers
                             Attn: Fund Administration #97RE4
                             4800 Deer Lake Dr. E 2nd Floor
                             Jacksonville, FL 32246-6484

                             PaineWebber                                        8.97%
                             For the Benefit of Sherman H. Norton
                             c/o Norton Drilling
                             4514 Englewood
                             Lubbock, TX 79414-1227

                                                                           PERCENTAGE OF
                                                                       OUTSTANDING SHARES OF
                                                                         CLASS OWNED UPON
                                                                          CONSUMMATION OF
FUND AND CLASS                  NAME AND ADDRESS OF SHAREHOLDER             ACQUISITION
--------------                  -------------------------------        ---------------------
STEIN ROE MUNICIPAL FUND
CLASS A....................  FIM Funding Inc.                                      *
                             c/o Liberty Funds Group
                             Mail Stop: MA DE 11513G
                             Attn: Finance Dept.
                             One Financial Center
                             Boston, MA 02111-2621

CLASS S....................  Charles Schwab & Co. Inc.                         12.98%
                             Special Custody Account for the
                             Exclusive Benefit of Customers
                             Attn: Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

---------------

* Rounds to less than 0.01%.

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Liberty Municipal Fund and the Stein Roe Municipal Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Liberty Municipal Fund by the Stein Roe Municipal Fund at net asset value as of that date.

                                                                                      STEIN ROE
                                    LIBERTY       STEIN ROE                         MUNICIPAL FUND
                                   MUNICIPAL      MUNICIPAL        PRO FORMA          PRO FORMA
                                     FUND            FUND         ADJUSTMENTS        COMBINED(1)
                                  -----------    ------------    -------------      --------------
Class A
Net asset value.................  $78,561,423    $      1,104    $     (26,999)(2)   $ 78,535,528
Shares outstanding..............    8,272,012              98       (1,303,563)         6,968,547
Net asset value per share.......  $      9.50    $      11.27                        $      11.27

Class B
Net asset value.................  $61,869,863                    $     (21,262)(2)   $ 61,848,601
Shares outstanding..............    6,514,487                       (1,026,590)         5,487,897
Net asset value per share.......  $      9.50                                        $      11.27(3)

Class C
Net asset value.................  $ 4,912,627                    $      (1,688)(2)   $  4,910,939
Shares outstanding..............      517,268                          (81,515)           435,753
Net asset value per share.......  $      9.50                                        $      11.27(3)

Class S
Net asset value.................                 $215,517,013    $(212,517,013)(4)
Shares outstanding..............                   19,164,569      (19,164,569)(4)
Net asset value per share.......                 $      11.25

Class Z
Net asset value.................                                 $ 215,490,102(2)(5)  $215,490,102(5)
Shares outstanding..............                                    19,164,569(5)      19,164,569(5)
Net asset value per share.......                                                     $      11.24(6)

---------------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Municipal Fund will be received by the shareholders of the Liberty Municipal Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Municipal Fund that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $49,949 and $26,911 to be borne by the Liberty Municipal Fund and the Stein Roe Municipal Fund, respectively.

(3) Assumes shares will be exchanged based on the net asset value per share of Class A shares of the Stein Roe Municipal Fund on February 28, 2002.

(4) Class S shares of the Stein Roe Municipal Fund will be redesignated as Class Z shares on the date of the Acquisition.

(5) Includes net asset value attributable to, and shares outstanding of, Class S shares of the Stein Roe Municipal Fund.

(6) Assumes shares will be exchanged based on the net asset value per share of Class S shares of the Stein Roe Municipal Fund on February 28, 2002, which reflects the impact of the one-time expenses as described in footnote (2).

                                                                      APPENDIX D

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                              AS OF JUNE 30, 2001
                      STEIN ROE HIGH-YIELD MUNICIPALS FUND

PERFORMANCE SUMMARY

Average Annual Total Return (%), Year Ended June 30, 2001

                                                              1-YEAR    5-YEAR    10-YEAR
                                                              ------    ------    -------
Stein Roe High-Yield Municipals Fund........................   6.78      5.34      5.97
Lehman Brothers Municipal Bond Index........................   9.98      6.54      7.16
Lipper High-Yield Municipal Debt Fund Average...............   6.75      4.50      5.81

     MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper Inc. and Bloomberg Business News.

INVESTMENT COMPARISONS

     Growth of a $10,000 Investment June 30, 1991 to June 30, 2001. As of 6/30/2001
[LINE GRAPH]

                                                              STEIN ROE HIGH-YIELD MUNICIPALS     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
1991                                                                      10000.00                           10000.00
1992                                                                      10697.00                           11177.40
1993                                                                      11755.00                           12513.20
1994                                                                      11867.30                           12533.50
1995                                                                      12882.70                           13640.00
1996                                                                      13769.10                           14545.40
1997                                                                      14990.50                           15746.40
1998                                                                      16240.10                           17107.60
1999                                                                      16757.80                           17581.50
2000                                                                      16730.50                           18152.00
2001                                                                      17859.50                           19963.40

     MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/91, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper Inc.

PORTFOLIO MANAGER'S REPORT
FUND COMMENTARY

Commentary from Maureen Newman,
portfolio manager of Stein Roe
High-Yield Municipals Fund

     For the 12 months ended June 30, 2001, Stein Roe High-Yield Municipals Fund delivered a total return of 6.78%. The fund slightly outperformed its peer group, the Lipper High-Yield Municipal Debt Fund Average, which returned 6.75% for the same period. However, the fund's return was lower than that of its benchmark, the Lehman Brothers Municipal Bond Index, which returned 9.98%. One reason for this underperformance is that the index reflects the broad municipal bond market, while the fund invests mainly in high yield municipal issues, which underperformed other segments of the market during the period. Also, the issuer of one security in the fund's portfolio, Phoenix Memorial Hospital, declared bankruptcy in February, greatly affecting the fund's performance.

INVESTMENT OBJECTIVE AND STRATEGY:

Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation.

FUND INCEPTION:
March 5, 1984

NET ASSETS:
$224.9 million

INVESTORS DIVERSIFIED INTO BONDS

     Economic conditions during the period benefited the bond market. Early in the period, the Fed raised interest rates in an effort to bring economic growth down to a more manageable rate. Amid signs of an economic slowdown, the Fed had to reverse course during the second half of the period, lowering interest rates six times for a total of 2.75%. Increased economic uncertainty caused high yield bonds to underperform. However, stock market declines led more investors to diversify into bond funds.

ECONOMIC CONDITIONS IMPACT PORTFOLIO DECISIONS

     In advance of this economic slowdown, we rotated the portfolio away from the more cyclical areas of the bond market, such as manufacturing and other industrial-based sectors. Instead, we focused on non-cyclical sectors such as multifamily housing, hospitals and transportation, which are not as strongly impacted by slowdowns in the economy. For instance, we invested in a Las Vegas monorail project (NV State Department of Business & Industry, 0.4% of net assets) designed to facilitate movement among the citycasinos. We also purchased a bond backed by revenues from a toll road connecting Denver's fast-growing suburbs to its airport (E-470 Public Highway Authority, 1.0% of net assets).

     We also focused on broadening diversification by industry sector and geographic location. Recently, we have found value in California bonds, which had underperformed due to the current energy crisis in the region and its potential impact on credit quality.

TOP 10 STATES AS OF 6/30/01 (UNAUDITED)

                                                              % OF NET ASSETS
                                                              ---------------
Florida.....................................................        9.9
Pennsylvania................................................        8.6
Texas.......................................................        6.8
Colorado....................................................        6.5
Washington..................................................        6.0
Indiana.....................................................        4.5
North Carolina..............................................        4.1
Massachusetts...............................................        4.0
Mississippi.................................................        4.0
Georgia.....................................................        3.5

INVERSE FLOATERS USED TO BOOST INCOME

     During the period, a portion of the fund's assets was invested in inverse floaters. These securities pay interest that increases when short-term interest rates fall, as they have recently. While the use of inverse floaters provides the possibility of higher tax-exempt income, it also adds price volatility to the portfolio.

          PORTFOLIO QUALITY (UNAUDITED) % OF NET ASSETS AS OF 6/30/01
[PIE CHART]

AAA                                    AA                   A                  BBB            BB AND BELOW          NON-RATED
---                                    --                   -                  ---            ------------          ---------
13.9                                  10.60               14.70               18.70               7.00                35.10

     Inverse floaters are securities that are derived from bonds. All of the inverse floaters in the fund were created from AAA rated insured bonds that were placed in trusts to create the derivative securities. Though some of the fund's inverse floaters themselves do not carry ratings, the advisor believes them to be of high credit quality. The fund had 7.8% of its assets invested in inverse floaters at June 30, 2001, up from 0% at June 30, 2000. Of that 7.8%, 5.8% was non-rated.

LOOKING AHEAD

     During the first half of 2001, the Fed aggressively cut interest rates. We feel the bond market probably overreacted to concerns about inflation stemming from these cuts and that the recent drop in bond prices has created some good opportunities in the bond market. While we do not expect to see inflation return in the months to come, we also do not expect a strong economic rebound in the second half of 2001. We anticipate further rate cuts from the Fed, although not on such an aggressive schedule, and we have positioned the fund to take advantage of lower long-term interest rates.

PORTFOLIO STATISTICS (UNAUDITED)

                                                              AS OF 6/30/01    AS OF 6/30/00
                                                              -------------    -------------
Average Duration............................................    8.4 years        7.4 years
Average Weighted Maturity...................................   18.2 years       16.9 years
Average Weighted Coupon.....................................         6.68%            6.65%

     MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

     Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 6/30/01 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment.

     Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

     Source of Lipper data: Lipper Inc.

               MATURITY (UNAUDITED) % OF NET ASSETS AS OF 6/30/01
[PIE CHART]

Less than 5 years                                                                 4.00
5-10 years                                                                       14.00
10-15 years                                                                      15.60
15-20 years                                                                      23.10
20-25 years                                                                      22.00
Greater than 25 years                                                            21.30

                                                                      APPENDIX E

                            FINANCIAL HIGHLIGHTS OF
                    THE STEIN ROE HIGH-YIELD MUNICIPALS FUND

STEIN ROE HIGH-YIELD MUNICIPALS FUND

     Selected data for a share outstanding throughout each period is as follows:

                                 (UNAUDITED)
                                  SIX MONTHS
                                    ENDED                            YEAR ENDED JUNE 30,
                                 DECEMBER 31,      --------------------------------------------------------
CLASS S SHARES                       2001            2001       2000       1999         1998         1997
--------------                   ------------      --------   --------   --------     --------     --------
Net Asset Value, Beginning of
  Period.......................    $  11.12        $  11.04   $  11.71   $  11.97     $  11.67     $  11.40
                                   --------        --------   --------   --------     --------     --------
Income from Investment
  Operations:
Net investment income..........        0.32(a)(b)      0.65(a)     0.65      0.63         0.65         0.72
Net realized and unrealized
  gain (loss) on investments
  and futures contracts........        0.01(b)         0.08      (0.68)     (0.25)        0.30         0.27
                                   --------        --------   --------   --------     --------     --------
         Total from Investment
           Operations..........        0.33            0.73      (0.03)      0.38         0.95         0.99
                                   --------        --------   --------   --------     --------     --------
Less Distributions Declared to
  Shareholders:
From net investment income.....       (0.34)          (0.65)     (0.64)     (0.64)       (0.65)       (0.72)
                                   --------        --------   --------   --------     --------     --------
Net Asset Value, End of
  Period.......................    $  11.11        $  11.12   $  11.04   $  11.71     $  11.97     $  11.67
                                   ========        ========   ========   ========     ========     ========
Total return...................        2.92%(e)        6.78%    (0.16)%      3.18%(d)     8.32%        8.91%
                                   ========        ========   ========   ========     ========     ========
Ratios to Average Net Assets:
Expenses.......................        0.85%(f)        0.81%      0.78%      0.77%        0.75%        0.77%
Net investment income..........        5.69%(b)(f)     5.86%      5.82%      5.26%        5.48%        6.20%
Portfolio turnover rate........         N/A             N/A        N/A        N/A            8%(c)       11%(c)
Net assets, end of period
  (000's)......................    $212,715        $224,950   $253,787   $297,874     $341,780     $306,070

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.67% to 5.69%. Per share, ratios and supplemental data for periods prior to December 31, 2001, have not been restated to reflect this change in presentation.

(c) Prior to commencement of operations of the Master Fund.

(d) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.

(e) Not annualized.

(f) Annualized.

LIBERTY HIGH INCOME MUNICIPALS FUND -- CLASS A

     Selected data for a share outstanding throughout each period is as follows:

                                                              (UNAUDITED)
                                                               SIX MONTHS      PERIOD
                                                                 ENDED         ENDED
                                                              DECEMBER 31,    JUNE 30,
                                                                  2001        2001(A)
                                                              ------------    --------
Net Asset Value, Beginning of Period........................     $11.13        $11.11
                                                                 ------        ------
Income from Investment Operations:
Net investment income(b)....................................       0.31(c)       0.58
Net realized and unrealized gain on investments allocated
  from Portfolio............................................       0.02(c)       0.01
                                                                 ------        ------
          Total Income from Investment Operations...........       0.33          0.59
                                                                 ------        ------
Less Distributions Declared to Shareholders:
  From net investment income................................      (0.32)        (0.57)
                                                                 ------        ------
Net Asset Value, End of Period..............................     $11.14        $11.13
                                                                 ======        ======
Total return(d).............................................       2.97%         5.42%
                                                                 ------        ------
Ratios to Average Net Assets:
Expenses(e).................................................       1.10%         1.06%
Net investment income(e)....................................       5.51%(c)      5.65%
Net assets, end of period (000's)...........................     $    1        $    1

---------------
(a) From commencement of operations on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for the six months ended December 31, 2001, was to increase the ratio of net investment income to average net assets from 5.49% to 5.51%. Per share, ratios and supplemental data for periods prior to December 31, 2001, have not been restated to reflect this change in presentation.

(d) Not annualized.

(e) Annualized.

                                                                      APPENDIX F

         INFORMATION APPLICABLE TO STEIN ROE HIGH-YIELD MUNICIPALS FUND
                           CLASS B AND CLASS C SHARES

SALES CHARGES

     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

     CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year                                                 5.00
-----------------------------------------------------------------------------
Through second year                                                4.00
-----------------------------------------------------------------------------
Through third year                                                 3.00
-----------------------------------------------------------------------------
Through fourth year                                                3.00
-----------------------------------------------------------------------------
Through fifth year                                                 2.00
-----------------------------------------------------------------------------
Through sixth year                                                 1.00
-----------------------------------------------------------------------------
Longer than six years                                              0.00

    Commission to financial advisors is 5.00%.
     Automatic conversion to Class A shares occurs eight years after purchase.

     You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year                                                 3.00
-----------------------------------------------------------------------------
Through second year                                                2.00
-----------------------------------------------------------------------------
Through third year                                                 1.00
-----------------------------------------------------------------------------
Longer than three years                                            0.00

     Commission to financial advisors is 2.50%.

     Automatic conversion to Class A shares occurs four years after purchase.

     PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year                                                 3.00
-----------------------------------------------------------------------------
Through second year                                                2.00
-----------------------------------------------------------------------------
Through third year                                                 1.00

     Commission to financial advisors is 1.75%.
     Automatic conversion to Class A shares occurs three years after purchase.

     If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

     CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

                                                              % DEDUCTED WHEN
YEARS AFTER PURCHASE                                          SHARES ARE SOLD
--------------------                                          ---------------
Through first year                                                 1.00
-----------------------------------------------------------------------------
Longer than one year                                               0.00

HOW TO EXCHANGE SHARES

     You may exchange your shares for shares of the Stein Roe Municipal Fund of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO BUY SHARES

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS
-------------------
Initial Investment                                            $1,000
--------------------------------------------------------------------
Subsequent Investments                                        $   50
--------------------------------------------------------------------
Automatic Investment Plan*                                    $   50
--------------------------------------------------------------------
Retirement Plans*                                             $   25

---------------
* The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

METHOD                                      INSTRUCTIONS
--------------------------------------------------------------------------------
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                    receive your request prior to the close of the New York
                    Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                    purchase for you.
--------------------------------------------------------------------------------
By check (new       For new accounts send a completed application and check made
account)            payable to the Fund to the transfer agent, Liberty Funds
                    Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By check (existing  For existing accounts fill out and return the additional
account)            investment stub included in your quarterly statement, or
                    send a letter of instruction including your Fund name and
                    account number with a check made payable to the Fund to
                    Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA
                    02105-1722.
--------------------------------------------------------------------------------
By exchange         You or your financial advisor may acquire shares for your
                    account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money
                    market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire             You may purchase shares by wiring money from your bank
                    account to your Fund account. To wire funds to your Fund
                    account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic       You may purchase shares by electronically transferring money
funds transfer      from your bank account to your Fund account by calling
                    1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good
                    form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
--------------------------------------------------------------------------------
Automatic           You can make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.
--------------------------------------------------------------------------------

METHOD                                      INSTRUCTIONS
--------------------------------------------------------------------------------
Automated dollar    You can purchase shares for your account by exchanging $100
cost averaging      or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                    current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the
                    transfers. You may terminate your program or change the
                    amount of the exchange (subject to the $100 minimum) by
                    calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                    Fund, call 1-800-345-6611.

HOW TO SELL SHARES

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

     When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD                                      INSTRUCTIONS
--------------------------------------------------------------------------------
Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor firm must receive your request prior to
                    the close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
--------------------------------------------------------------------------------

By exchange         You or your financial advisor may sell shares by exchanging from a Fund into the same share class of another fund at no additional cost. To exchange by telephone, call
                    1-800-422-3737.
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By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------

METHOD                                      INSTRUCTIONS
--------------------------------------------------------------------------------
By mail             You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                    address below. In your letter of instruction, note the
                    Fund's name, share class, account number, and the dollar
                    value or number of shares you wish to sell. All account
                    owners must sign the letter, and signatures must be
                    guaranteed by either a bank, a member firm of a national
                    stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by
                    corporations, agents, fiduciaries, surviving joint owners
                    and individual retirement account owners. For details, call
                    1-800-345-6611. Mail your letter of instruction to Liberty
                    Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire             You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                    telephone request. Be sure to complete the appropriate
                    section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                    Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic       You may sell shares and request that the proceeds be
funds transfer      electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                    must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

     The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

SHARE CERTIFICATES

     Share certificates are not available for Class B or C.